Supplement Dated September 2, 2008

to the Prospectus and Statement of Additional Information

Dated April 28, 2008

for

Legg Mason Partners Income Trust

Legg Mason Partners Investment Grade Bond Fund

(the “Fund”)

Effective September 2, 2008, the name of the Fund is Legg Mason Partners Corporate Bond Fund. The Fund’s current investment objective, strategies and management remain unchanged.

FDXX011269